UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Warrant Inducement Agreement

On December 13, 2024, the Company entered into a letter agreement (the “Inducement Letter”) with a holder (the “Exercising Holder”) of outstanding common stock purchase warrants that the Company issued on June 24, 2024, with an initial exercise price of $1.88, and October 24, 2023, with an initial exercise price of $2.12 (the “Existing Warrants”). To induce the exercise of a portion of the Existing Warrants by the Exercising Holder, the Company agreed to adjust the exercise price of such portion of the Existing Warrants to $0.875. Pursuant to the Inducement Letter, the Exercising Holder agreed to exercise, for cash, the Existing Warrants to purchase an aggregate of 3,907,679 shares of common stock at the adjusted exercise price in exchange for the Company’s agreement to issue to the Exercising Holder Series C common stock purchase warrants to purchase 3,907,679 shares of common stock (the “Series C Warrants”) and Series D common stock purchase warrants to purchase 1,953,839 shares of common stock (the “Series D Warrants” and together with the Series C Warrants, the “Inducement Warrants,” and the shares issuable upon exercise of the Inducement Warrants, the “Inducement Warrant Shares”).

The offer and resale of the shares of common stock underlying the Existing Warrants (the “Existing Warrant Shares”) have been registered pursuant to the Company’s registration statements (File Nos. 333-281007 and 333-275883) (the “Registration Statements”). The Registration Statements are currently effective and, upon exercise of the Existing Warrants pursuant to the Inducement Letter, will be effective for the issuance or sale, as the case may be, of the Existing Warrant Shares.

The transactions contemplated by the Inducement Letter will close on December 17, 2024 (the “Closing Date”). The Company expects to receive aggregate gross proceeds of approximately $3.4 million from the exercise of the Existing Warrants by the Exercising Holder. The Company intends to use the net proceeds for working capital and general corporate purposes.

The Company agreed in the Inducement Letter to file a registration statement with the Securities and Exchange Commission (the “SEC”) providing for the resale of the Inducement Warrant Shares by February 28, 2025, and to use commercially reasonable efforts to have such registration statement declared effective by the SEC within 90 calendar days following the date of filing with the SEC. Pursuant to the Inducement Letter, the Company shall keep such registration statement effective at all times until no holder of the Inducement Warrants owns any Inducement Warrants or Inducement Warrant Shares.

The Inducement Letter provides that the Company, subject to certain limited exceptions, shall not issue, enter into any agreement to issue, or announce the issuance of any shares of common stock or any other securities convertible into, or exercisable or exchangeable for, common stock, or file any registration statements for 45 days following the Closing Date.  In addition, subject to certain limited exceptions, the Company shall not enter any variable rate transaction for six months following the Closing Date.

Terms of the Inducement Warrants

The Inducement Warrants have an exercise price of $0.875 per share and provide for a cashless exercise feature if there is no effective registration statement registering the issuance and resale of the Inducement Warrant Shares. The Series C Warrants are immediately exercisable and have a term of five years. The Series D Warrants are exercisable on or after the date on which stockholder approval is received (the “Stockholder Approval Date”) with respect to the issuance of the shares of common stock underlying the Series D Warrants and have a term of exercise ending on the fifth anniversary of the Stockholder Approval Date. The exercise price and number of Inducement Warrant Shares issuable upon exercise of the Inducement Warrants are subject to customary adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the common stock and the exercise price.

The Inducement Letter and forms of Series C Warrant and Series D Warrant are attached as Exhibits 10.1, 4.1, and 4.2, respectively. The description of the terms of the Inducement Letter and the Inducement Warrants is not intended to be complete and is qualified in its entirety by reference to such exhibits. The Inducement Letter contains customary representations, warranties, and covenants by the Company which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the Inducement Warrants in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) under the Securities Act as a transaction not involving a public offering. Neither the Inducement Warrants nor the Inducement Warrant Shares have been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. The description of the Inducement Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein.

Neither this Current Report on Form 8-K nor any exhibits attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

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Item 7.01 Regulation FD Disclosure.

On December 16, 2024, the Company issued a press release announcing entry into the Inducement Letter, as described above in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Series C Warrant

4.2	Form of Series D Warrant

10.1	Inducement Letter, dated December 13, 2024

99.1	Press Release, dated December 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: December 16, 2024	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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